Delaware Group Global & International Funds

Delaware International Value Equity Fund
(the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses, each dated March 30, 2023, as amended, and Statement of Additional Information (“SAI”), dated March 30, 2023

Changes Effective August 31, 2023

Effective August 31, 2023, Charles (Trey) Schorgl is added as an additional portfolio manager of the Fund and will serve as a portfolio manager of the Fund with Aditya Kapoor and Charles John. References to any other portfolio managers of the Fund in the Fund’s summary prospectus, statutory prospectus, or SAI are removed.

Effective August 31, 2023, the following is added to the information in the section of the Fund’s summary prospectus entitled “Who manages the Fund? – Investment Manager” and the section of the Fund’s statutory prospectus entitled “Fund summaries – Delaware International Value Equity Fund – Who manages the Fund? – Investment Manager”:

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Charles (Trey) Schorgl	Managing Director, Senior Portfolio Manager	August 2023

Effective August 31, 2023, the first sentence of the section of the Fund’s statutory prospectus entitled "Who manages the Funds – Portfolio managers – Delaware International Value Equity Fund" is deleted in its entirety and is replaced with:

Aditya Kapoor, Charles John and Charles (Trey) Schorgl have primary responsibility for making the day-to-day investment decisions for the Fund.

Effective August 31, 2023, the following is added to the section of the Fund’s statutory prospectus entitled “Who manages the Funds – Portfolio managers – Delaware International Value Equity Fund”:

Charles (Trey) Schorgl, CFA Managing Director, Senior Portfolio Manager
Trey Schorgl is a Senior Portfolio Manager for Macquarie Asset Management's (MAM's) Ivy Global Equity Team, where he is responsible for the day-to-day investment decisions of the strategy. He joined MAM as part of Delaware Funds that were involved in a transaction that closed on April 30, 2021. He joined Ivy Investments in November 2014 as an equity analyst. He was appointed assistant vice president in 2019. Prior to joining Ivy Investments, he was an equity analyst with Balyasny Asset Management in New York. Prior to that, he was an equity research associate with Credit Suisse in New York. He graduated cum laude from Texas Christian University with a double major in finance and accounting. He is a member of the CFA Institute and the CFA Society of Kansas City.

Effective August 31, 2023, the following information as of July 31, 2023, is added to the section of the Fund’s SAI entitled "Portfolio Managers – Other Accounts Managed":

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Charles John
Registered Investment Companies	4	$2.6 billion	0	$0
Other Pooled Investment Vehicles	1	$10.8 million	0	$0
Other Accounts	1	$0.7 million	0	$0
Aditya Kapoor

Registered Investment Companies	4	$2.6 billion	0	$0
Other Pooled Investment Vehicles	1	$10.8 million	0	$0
Other Accounts	1	$0.7 million	0	$0
Charles (Trey) Schorgl
Registered Investment Companies	4	$2.6 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Effective August 31, 2023, the sections of the Fund’s SAI entitled "Portfolio Managers – Compensation Structure – Bonus – International Value Equity Portfolio Manager” and “Portfolio Managers – Compensation Structure –Bonus – Global Value Equity Portfolio Managers” are deleted in their entirety and replaced with:

Bonus – John, Kapoor, Schorgl. Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio managers manage. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant products and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Changes Effective October 31, 2023

Effective October 31, 2023, the Fund will change its name from Delaware International Value Equity Fund to Delaware International Equity Fund. Accordingly, all references to Delaware International Value Equity Fund in the Fund’s summary prospectus, statutory prospectus, and statement of additional information will be replaced with Delaware International Equity Fund.

Effective October 31, 2023, the Fund will change its benchmark index from the MSCI EAFE (Europe, Australasia, Far East) Index to the MSCI ACWI (All Country World Index) ex USA Index.

Effective October 31, 2023, the first paragraph of the section of the Fund’s summary prospectus entitled “What are the Fund’s principal investment strategies?” and of the section of the Fund’s statutory prospectus entitled “Fund summaries – Delaware International Value Equity Fund – What are the Fund’s principal investment strategies?” is deleted in its entirety and is replaced with:

The Fund invests primarily in equity securities that provide the potential for capital appreciation. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers that are organized, have a majority of their assets, or generate the majority of their operating income outside the United States. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country. The Fund’s investment in emerging market companies will not exceed the greater of (a) 35% of the Fund’s net assets or (b) the weight of emerging markets in the Fund’s benchmark index, the MSCI ACWI ex USA Index.

Effective October 31, 2023, the fourth paragraph of the section of the Fund’s summary prospectus entitled “What are the Fund’s principal investment strategies?” and of the section of the Fund’s statutory prospectus entitled “Fund summaries – Delaware International Value Equity Fund – What are the Fund’s principal investment strategies?” is deleted in its entirety and is replaced with:

The portfolio management team believes that the potential for strong returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team’s estimate of intrinsic value.

Effective October 31, 2023, the following risk disclosures are added to the section of the Fund’s summary prospectus entitled “What are the principal risks of investing in the Fund?” and the section of the Fund’s statutory prospectus entitled “Fund summaries – Delaware International Value Equity Fund – What are the principal risks of investing in the Fund?”:

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a fund’s use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the Manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Effective October 31, 2023, the first paragraph in the section of the Fund’s statutory prospectus entitled "How we manage the Funds – Our principal investment strategies – Delaware International Value Equity Fund" is deleted in its entirety and is replaced with:

Delaware International Equity Fund seeks long-term growth without undue risk to principal. The Manager invests primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation. The Fund may also invest in foreign companies through sponsored or unsponsored depositary receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Fund may invest in securities issued in any currency and may hold foreign currency. The Manager strives to purchase stocks that are selling for less than what it believes their value is.

Effective October 31, 2023, the following language is added after the fifth paragraph in the section of the Fund’s statutory prospectus entitled "How we manage the Funds – Our principal investment strategies – Delaware International Value Equity Fund":

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities of that type. For example, the Manager may sell a security if it believes the security no longer offers significant return potential, if there exists political or economic instability in the issuer’s country, if it believes the security is showing signs of deteriorating fundamentals, if there is weak cash flow to support shareholder returns, and/or if there is a change in the Manager’s macroeconomic perspective. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Fund may use a variety of derivative instruments for various purposes. In an effort to manage foreign currency exposure, the Fund may use forward currency contracts to either increase or decrease exposure to a given currency. The Fund also may use a range of other derivative instruments, including total return swaps, in seeking to hedge or manage broad or specific equity market movements, to facilitate trading in certain securities, or to manage exposure to specific securities, sectors and/or geographical areas. In addition, the Fund may use written options on individual equity securities to enhance return.

In addition, the Fund may invest in “A-shares” of certain Chinese companies ‑ which otherwise are not eligible to be directly purchased by US mutual funds ‑ through various trading programs with Chinese-based stock exchanges.

Effective October 31, 2023, the paragraph in the section of the Fund’s statutory prospectus entitled "How we manage the Funds – The risks of investing in the Funds – Derivatives risk – How the Funds strive to manage it" is deleted in its entirety and is replaced with:

How the Funds strive to manage it: Each Fund will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income. To the extent that Delaware Emerging Markets Fund invests in equity linked securities, the Fund will be subject to derivatives risk.

Effective October 31, 2023, the following risk disclosure is added to the section of the Fund’s statutory prospectus entitled "How we manage the Funds – The risks of investing in the Funds":

Foreign currency exchange transactions and forward foreign currency contracts risk

Delaware International Equity Fund may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

How the Fund strives to manage it: The Manager monitors the Fund’s positions in forward foreign currency contracts and seeks to minimize counterparty risk by considering the creditworthiness of all counterparties before the Fund enters into transactions with them.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated August 15, 2023.